U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 1, 2006
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)
415-394-9000

(Registrant’s telephone number, including area code)
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01	Entry into a Material Definitive Agreement

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

ITEM 9.01	Financial Statements and Exhibits

SIGNATURES

INDEX OF EXHIBITS

EXHIBIT 10.1

Item 1.01	Entry into a Material Definitive Agreement and
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On June 1, 2006, one of our subsidiaries, AMB Property, L.P., a Delaware limited partnership, entered into a third amended and restated $550 million unsecured revolving credit agreement that replaced its then existing $500 million credit facility, which was to mature on June 1, 2007. We remain a guarantor of the obligations under the third amended and restated credit facility. The third amended and restated credit facility is with JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Eurohypo AG, New York Branch, PNC Bank, National Association, and Wachovia Bank, N.A., as documentation agents, ING Real Estate Finance (USA) LLC, The Bank of Nova Scotia, acting through its San Francisco Agency, Wells Fargo Bank, N.A., and LaSalle Bank National Association, as managing agents, and a syndicate of other banks.
     The third amended and restated credit facility matures on June 1, 2010 and may be extended at the option of AMB Property, L.P. for one year, subject to satisfaction of certain conditions and the payment of an extension fee equal to 0.15% of the outstanding commitments. AMB Property, L.P. has the ability to increase available borrowings up to $700 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus a margin which is based on the current credit rating of the long-term debt of AMB Property, L.P. and is currently 42.5 basis points. In addition, there is an annual facility fee, which is based on the credit rating of the long-term debt of AMB Property, L.P., and is currently 15 basis points. The third amended and restated credit facility also allows AMB Property, L.P., and any other entity controlled, directly or indirectly, by it and which it has elected to add as a qualified borrower from time to time, to borrow loans and obtain letters of credit denominated in U.S. Dollars, Pounds Sterling, Euros and Yen, provided that, in the case of borrowings or letters of credit denominated in a currency other than U.S. Dollars, such currency is readily available and freely transferable and convertible to U.S. dollars, the Reuters Monitor Money Rates Service reports LIBOR for such currency in interest periods of 1, 2, 3 or 6 months and AMB Property, L.P. has an investment grade credit rating from both S&P and Moody’s. Currently, AMB Japan Investments LLC, AMB European Investments LLC and AMB Property Singapore Pte. Ltd. are qualified borrowers under the third amended and restated credit facility. The third amended and restated credit agreement contains affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by AMB Property, L.P., and negative covenants, including limitations on mergers or consolidations. In addition, the third amended and restated credit agreement includes events (including, without limitation, a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by AMB Property, L.P., cross-defaults by AMB Property, L.P., any qualified borrower and us as guarantor

, change in the majority of our board of directors during any 12-month period or the acquisition by a person or group of 30% or more of our common stock), each of which, if not cured within the time period, if any, specified in the third amended and restated credit agreement would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the third amended and restated credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including without limitation and as described more fully in the third amended and restated credit agreement, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of the debts of us or AMB Property, L.P. under any bankruptcy, insolvency or other similar law, or if we, any qualified borrowers or AMB Property, L.P. seek at any time to repudiate its obligations under the third amended and restated credit agreement or any related document.
     A copy of the third amended and restated credit agreement is attached hereto as Exhibit 10.1 and is incorporated into this current report by reference.
Item 9.01    Financial Statements and Exhibits.
(d)      Exhibits.
10.1	Third Amended and Restated Revolving Credit Agreement, dated as of June 1, 2006, by and among AMB Property, L.P., as Borrower, the banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Alternate Currencies, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, Eurohypo AG, New York Branch, Wachovia Bank, N.A. and PNC Bank, National Association, as Documentation Agents, The Bank of Nova Scotia, acting through its San Francisco Agency, Wells Fargo Bank, N.A., ING Real Estate Finance (USA) LLC and LaSalle Bank National Association, as Managing Agents.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: June 7, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Third Amended and Restated Revolving Credit Agreement, dated as of June 1, 2006, by and among AMB Property, L.P., as Borrower, the banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Alternate Currencies, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, Eurohypo AG, New York Branch, Wachovia Bank, N.A. and PNC Bank, National Association, as Documentation Agents, The Bank of Nova Scotia, acting through its San Francisco Agency, Wells Fargo Bank, N.A., ING Real Estate Finance (USA) LLC and LaSalle Bank National Association, as Managing Agents.